EXHIBIT 6

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm as experts under the caption "Other Matters" and to the use of our report dated January 3, 1996 in Amendment No. 3 to the Registration Statement (Form S-6 File No. 33-62179) and related Prospectus of Voyageur Unit Investment Trust, Series 4.


                                             KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
January 3, 1996